UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
May 5, 2026

Lumen Technologies, Inc.
(Exact name of registrant as specified in its charter)

Louisiana	001-7784	72-0651161
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 CenturyLink Drive
Monroe, Louisiana		71203
(Address of principal executive offices)		(Zip Code)
(318)
388-9000
(Telephone number, including area code)

Qwest Corporation
(Exact name of registrant as specified in its charter)

Colorado	001-03040	84-0273800
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

931 14 th Street,
Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)
(318)
388-9000
(Telephone number, including area code)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Lumen Technologies, Inc.	Common Stock, no-par value per share	LUMN	New York Stock Exchange
Lumen Technologies, Inc.	Preferred Stock Purchase Rights	N/A	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule
12b-2
of the Securities Exchange Act of 1934 (17 CFR
§240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended tr ansiti
on period for complying with any new or revised accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.
On May 5, 2026, Lumen Technologies, Inc. (“Lumen,” “us,” “we” or “our”) issued a press release announcing that it, together with Qwest Corporation (“Qwest”), its wholly-owned subsidiary, has extended the early participation date and withdrawal deadline of its previously announced offers to exchange (the “Exchange Offers”) the 6.5% Notes due 2056 (CUSIP Number 74913G 881) (the “2056 Notes”) and 6.75% Notes due 2057 (CUSIP Number 74913G 873) (the “2057 Notes” and, together with the 2056 Notes, the “Old Qwest Notes”) issued by Qwest for 6.500% Notes due 2056 (the “New 2056 Notes”) and 6.750% Notes due 2057 (the “New 2057 Notes” and, together with the New 2056 Notes, the “New Qwest Notes”) to be issued by Qwest, respectively, and to be fully and unconditionally guaranteed on an unsecured basis by Lumen, in each case upon the terms and subject to the conditions set forth in a Registration Statement on Form
S-4,
including a prospectus and
co
nsent solicitation statement forming a part thereof (the “Prospectus”). In connection with the Exchange Offers, Qwest and Lumen are also soliciting consents from holders of each series of the Old Qwest Notes to certain proposed amendments to the indentures governing the Old Qwest Notes (the “Consent Solicitations”).
The early participation date, and the withdrawal deadline for the Exchange Offers and Consent Solicitations has each been extended from 5:00 p.m., ET, on May 8, 2026 to 5:00 p.m., ET, on May 15, 2026 (such date and time, as each may be further extended or earlier terminated by Lumen or Qwest, the “Early Participation Date” and the “Withdrawal Deadline,” respectively). Each of the Exchange Offers will expire immediately following 5:00 p.m., ET, on May 26, 2026, as it may be extended as described in the Prospectus (the “Expiration Date”).
Holders of the Old Qwest Notes are urged to carefully read the Prospectus before making any decision with respect to the Exchange Offers and Consent Solicitations. Copies of the Prospectus pursuant to which the Exchange Offers and Consent Solicitations are being made may be obtained free of charge at the SEC’s website at www.sec.gov. or from D.F. King & Co., Inc., the information agent and exchange age
nt for the Exchange Offers and Consent Solicitations, at (800) 755-3105 (for information U.S. Toll-free) or
(212) 257-2075
(information for banks and brokers).
This Current Report on Form
8-K
is not an offer to buy or sell or the s
oli
citation of an offer to sell with respect to any securities. The solicitation of offers to exchange the Old Qwest Notes for New Qwest Notes is only being made pursuant to the terms of the Exchange Offers. Qwest is not making an offer of New Qwest Notes in any jurisdiction where the Exchange Offers are not permitted, and this Current Report on Form
8-K
does not constitute an offer to participate in the Exchange Offers to any person in any jurisdiction where it is unlawful to make such an offer or solicitations.
The above-referenced press release is filed as Exhibit 99.1 to this Current Report and is incorporated herein by reference as if set forth in full.
Forward-Looking Statements
Except for historical and factual information, the matters set forth in this Current Report on Form
8-K
identified by words such as “will,” “should,” “expects,” “anticipates,” “believes,” “plans,” “intends,” and similar expressions are forward-looking statements as defined by the federal securities laws, and are subject to the “safe harbor” protections thereunder. These forward-looking statements are not guarantees of future results and are based on current expectations only, and are subject to various uncertainties. Actual events and results may differ materially from those anticipated by us in those statements for several reasons, including those discussed in Exhibit 99.1. We may change our intentions or plans discussed in our forward-looking statements without notice at any time and for any reason.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits:

Exhibit No.	Description

99.1	Press Release dated May 5, 2026, relating to the extension of the early participation date and withdrawal deadline of previously announced exchange offers and consent solicitations.

104	Cover Page Interactive Data File (formatted in iXBRL in Exhibit 101).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, Lumen Technologies, Inc. and Qwest Corporation have duly caused this Current Report to be signed on their behalf by the undersigned officer hereunto duly authorized.

LUMEN TECHNOLOGIES, INC.

By:	/s/ Jennifer Hodges
Jennifer Hodges
Executive Vice President, Chief Legal Officer

QWEST CORPORATION

By:	/s/ Jennifer Hodges
Jennifer Hodges
Executive Vice President, Chief Legal Officer
Dated: May 5, 2026